UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 13, 2021

APPLIED UV, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39480	84-4373308
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

150 N. Macquesten Parkway Mount Vernon, NY	10550
(Address of principal executive offices)	(Zip Code)

(914) 665-6100

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AUVI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Explanatory Note

On October 13, 2021, Applied UV, Inc. (“Applied UV”) filed a Current Report on Form 8-K (the “Initial Filing”) to report, among other things, that it and its wholly owned subsidiary, SteriLumen, Inc. (“SteriLumen”) had entered into an Asset Purchase Agreement (the “APA”) dated October 13, 2021 with Old SAM Partners, LLC, formerly known as Scientific Air Management LLC, a Florida limited liability company (the “Seller”), pursuant to which SteriLumen acquired substantially all of the assets of the Seller, including the assignment of an exclusive distribution agreement, and assumed certain of its current liabilities and contract obligations, as set forth in the APA (the “Acquisition”). This Form 8-K/A amends Items 9.01(a) and 9.01(b) of the Initial Filing to provide the pro forma financial information required by Item 9.01 of Form 8-K that was previously omitted from the Initial Filing as permitted by Items 9.01(a)(3) and 9.01(b)(2). This Form 8-K/A does not amend any other item of the Initial Filing and all other information previously reported in or filed with the Initial Report is hereby incorporated by reference to this Form 8-K/A.

The pro forma financial information included in this Form 8-K/A has been presented for informational purposes only, as required by Form 8-K. It does not purport to represent the actual results of operations that Applied UV and OLD SAM Partners, LLC would have achieved had the companies been combined during the periods presented in the pro forma financial information and is not intended to project the future results of operations that the combined company may achieve after the Acquisition.

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Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

Scientific Air Management LLC’s audited financial statements for the years ended December 31, 2020 and 2019 and unaudited financial statements for the six months ended June 30, 2021 and 2020 are attached hereto as Exhibit 99.1

(b) Pro forma financial information.

The Unaudited Pro Forma Condensed Combined Balance Sheet of Applied UV, Inc. as of June 30, 2021, Unaudited Pro Forma Condensed Combined Statements of Operations of Applied UV, Inc. for the year ended December 31, 2020 and Unaudited Pro Forma Condensed Combined Statements of Operations for the six months ended June 30, 2020 are attached hereto as Exhibit 99.1 and incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description
99.1	Audited Financial Statements of Scientific Air Management LLC for the fiscal years ended December 31, 2020 and 2019 and unaudited financial statements for the six months ended June 30, 2021 and 2020.
99.2	Unaudited Pro Forma Condensed Combined Balance Sheet of Applied UV, Inc. as of June 30, 2021, Unaudited Pro Forma Condensed Combined Statements of Operations of Applied UV, Inc. for the year ended December 31, 2020 and Unaudited Pro Forma Condensed Combined Statements of Operations for the six months ended June 30, 2021.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLIED UV, INC.

Date: November 12, 2021	By: /s/ Michael Riccio
Name: Michael Riccio
Title: Chief Financial Officer

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